Subsequent Event	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Event
Note 24—Subsequent Events
Delta Transaction. On February 7, 2017 (the “Delta Transaction Closing Date”), pursuant to the terms of the stock purchase agreement, Dynegy acquired approximately 9,017 MW of generation from GDF SUEZ Energy North America, Inc. (“GSENA”) and International Power, S.A. (the “Seller”), including (i) 15 natural gas-fired facilities located in Illinois, Massachusetts, New Jersey, Ohio, Pennsylvania, Texas, Virginia, and West Virginia, (ii) one coal-fired facility in Texas, and (iii) one waste coal-fired facility in Pennsylvania for a base purchase price of approximately $3.3 billion in cash, subject to certain adjustments (the “Delta Transaction”). On February 2, 2017, FERC issued an order accepting the December 27, 2016 Compliance Filing of Atlas Power Finance, LLC, Dynegy, and ECP (collectively, “Applicants”), which proposed mitigation measures in response to market power concerns identified by FERC in its December 22, 2016 order conditionally authorizing the Delta Transaction. In this order, FERC accepted, among other commitments, Applicants’ proposal to divest at least 224 MW in the SENE capacity zone in ISO-NE. Additionally, Dynegy paid Energy Capital Partners (“ECP”) $375 million (the “ECP Buyout Price”).
We incurred acquisition costs of $5 million for the year ended December 31, 2016, related to the Delta Transaction, which are included in Acquisition and integration costs in our consolidated statement of operations.
We are currently in the process of valuing the assets acquired and liabilities assumed in the Delta Transaction. We are currently unable to provide pro forma financial results or the amounts recognized for the major classes of assets acquired and liabilities assumed in the Delta Transaction as of the Delta Transaction Closing Date. We will provide these disclosures in our quarterly report on Form 10-Q for the first quarter of 2017.
Stock Purchase Agreement-Terawatt. On February 24, 2016, Dynegy entered into a Stock Purchase Agreement with Terawatt Holdings, LP (“Terawatt”), an affiliate of the ECP Funds (the “PIPE Stock Purchase Agreement”), pursuant to which at the Delta Transaction Closing Date, Dynegy issued to Terawatt 13,711,152 shares (the “PIPE Shares”) of Dynegy common stock for $150 million (the “PIPE Transaction”). In connection with the closing of the PIPE Transaction, Dynegy and Terawatt entered into an Investor Rights Agreement, (the “Investor Rights Agreement”). Under the Investor Rights Agreement, Terawatt is entitled to certain rights, including certain registration rights, rights of first refusal with respect to certain issuances of our equity and the designation of one individual to serve on our Board of Directors as long as Terawatt and its affiliates own at least 10 percent of our common stock. Further, the Investor Rights Agreement subjects Terawatt to certain obligations, including certain voting obligations and customary standstill and lock-up periods.
Credit Agreement Amendments
Third Amendment. On June 27, 2016, we entered into the Third Amendment to the Credit Agreement which provided, upon the Escrow Release Date relating to the Escrow Agreement described in Note 14—Debt, for (1) a $75 million increase to the Revolving Facility, which will mature on April 2, 2020 and (2) upon the merger of Finance IV with and into Dynegy, a $2.0 billion, seven-year senior secured Tranche C Term Loan with terms substantially the same as the Finance IV Credit Agreement.
Fourth Amendment. On January 10, 2017, we entered into the Fourth Amendment to the Credit Agreement which was effective upon the Delta Transaction Closing Date. The Fourth Amendment provided that, among other things, (1) the Initial Revolving Loan Maturity Date (as defined in the Existing Credit Agreement), with respect to certain of the Initial Revolving Loan Commitments (as defined in the Existing Credit Agreement), will be extended from April 23, 2018 to April 23, 2021 (the “Extended Maturity Date” and such extended Initial Revolving Loan Commitments, the “Extended Revolving Loan Commitments”), and (2) the tranche of Extended Revolving Loan Commitments will increase in an aggregate principal amount of $45 million.
Fifth Amendment. Upon the Delta Transaction Closing Date, we entered into the Fifth Amendment to the Credit Agreement which provided that, among other things, (1) the interest rate applicable to the Tranche C Term Loans was reduced by 75 basis points through the exchange of the Tranche C Term Loans for Tranche C-1 Term Loans otherwise having the same terms (except as otherwise provided in the Fifth Amendment) as the Tranche C Term Loans, and (2) the extension of the maturity to 2024 of the existing Tranche B-2 Term Loans through the exchange of the outstanding Initial Tranche B-2 Term Loans for Tranche C-1 Term Loans.
Letter of Credit Facilities
Following the Delta Transaction Closing Date, Dynegy entered into a Letter of Credit Reimbursement Agreement with an issuing bank, pursuant to which the issuing bank agreed to provide letters of credit in an amount not to exceed $50 million. The facility has a one-year tenor and may be extended at the Lender’s discretion for up to four additional one-year terms.
Asset Sales
On February 23, 2017, Dynegy reached an agreement with LS Power for the sale of two peaking facilities in PJM for $480 million in cash. The assets to be sold, which were recently acquired in the Delta Transaction, include the Armstrong and Troy facilities totaling 1,269 MW. The sale is expected to close in the second half of 2017 with the proceeds to be allocated to debt reduction.
Acquisition and Sale of Interests in Jointly Owned Facilities
On February 23, 2017, Dynegy reached an agreement with American Electric Power (“AEP”) to realign and consolidate each company’s ownership interests in the Conesville and Zimmer Power Stations in Ohio. Under the agreement, Dynegy will sell its 40 percent ownership interest in Conesville to AEP, and will acquire AEP’s 25.4 percent ownership interest in Zimmer. As a result, Dynegy will own 71.9 percent of the Zimmer facility and will no longer have an ownership interest in the AEP operated Conesville facility. No cash will be exchanged in the transaction and no additional debt will be incurred by either party.